                                 PROMISSORY NOTE

$50,000                                                    Largo, Florida
                                                          December 1,2001

        Vertical Health Solutions, Inc., a Florida Corporation (the "Maker"), for
value received, hereby promises to pay to Jugal K. Taneja, a Florida resident, or registered assigns (the "Holder"), the principal sum of [Fifty Thousand]
($50,000) Dollars in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Maker further promises to pay interest on the unpaid principal balance hereof at the rate of nine percent (9%) per annum, principal and interest on the outstanding balance to be paid the earlier of one year from the date of execution or the company's initial public offering. Interest shall be calculated on the basis of a 360 day year and actual days elapsed. In no event shall the interest charged hereunder exceed the maximum permitted under the laws of the
State of Florida.

        This Note can be prepaid in whole or in part at any time without the consent of the Holder provided that Maker shall pay all accrued interest on the principal so prepaid to date of such prepayment.

        The entire unpaid principal balance of this Note and interest accrued with respect thereto shall be immediately due and payable upon the occurrence of any of the following (each, an "Event of Default"):

        a. Application for, or consent to, the appointment of a receiver, trustee or liquidator for Maker or of its property;

        b. Admission in writing of the Maker's inability to pay its debts as they mature;

        c. General assignment by the Maker for the benefit of creditors;

        d. Filing by the Maker of a voluntary petition in bankruptcy or a petition or an answer seeking reorganization, or an arrangement with creditors; or

        e. Entering against the Maker of a court order approving a petition filed against it under the federal bankruptcy laws, which order shall not have been vacated or set aside or otherwise terminated within 60 days.

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        f. Default in the payment of the principal or accrued interest on this
Note, when and as the same shall become due and payable, whether by acceleration or otherwise;

        g. Default in any covenant or obligation of Maker in favor of Holder arising pursuant to the agreement between Maker and Holder dated as of the date of this Note.

        All rights and remedies available to the Holder pursuant to the provisions of applicable law and otherwise are cumulative, not exclusive and enforceable alternatively, successively and/or concurrently after default by Maker pursuant to the provisions of this Note.

        The Maker waives demand, presentment, protest and notice of any kind and consents to the extension of time of payments, the release, surrender or substitution of any and all security or guarantees for the obligations evidenced hereby or other indulgence with respect to this Note, all without notice.

        This Note may not be changed, modified or terminated orally, but only by an agreement in writing, signed by the party to be charged.

        In the event of any litigation with respect to the obligations evidenced by this Note, the Maker waives the right to a trial by jury and all rights of set-off and rights to interpose permissive counterclaims and cross-claims. This
Note shall be governed by and construed in accordance with the laws of the State of Florida and shall be binding upon the successors, endorsees or assigns of the
Maker and inure to the benefit of the Holder, its successors, endorsees and assigns.

        The Maker hereby irrevocably consents to the jurisdiction of the courts of Pinellas County, in the State of Florida and the United States District Court
for the Southern District of Florida in connection with any action or proceeding arising out of or relating to this Note. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

                                            VERTICAL HEALTH SOLUTIONS,INC.

                                            By:/s/ Brian T. Nugent
                                               Brian T. Nugent, President

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